UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2026

Daktronics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38747	46-0306862
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of principal executive offices, and Zip Code)
(605) 692-0200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	DAKT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On June 24, 2026, Daktronics, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and full year ended May 2, 2026 (the “Release”). A copy of the Release is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On June 24, 2026, the Company posted supplemental investor materials, including a slide presentation, on its investor.daktronics.com website. The Company uses its investor relations website, together with its filings made with the Securities and Exchange Commission (the “SEC”), press releases, public conference calls, webcasts, and social media channels, including the social media accounts of its Chief Executive Officer, to disseminate material information to the public in a broad, non-exclusionary manner and to comply with its disclosure obligations under Regulation FD.

Item 8.01    Other Events.

On June 22, 2026, the Board of Directors of the Company voted to authorize additional repurchases of outstanding shares of the Company’s common stock (“Share Repurchases”) under the Company’s existing stock repurchase program (the “Repurchase Program”). The authorization increased the total amount available under the Repurchase Program as of the date of the authorization to $40.0 million.

Share Repurchases may occur from time to time in open market purchases, private transactions, or other transactions. The timing, volume, and nature of Share Repurchases will be at the sole discretion of the Company’s management and will be dependent on market conditions, applicable securities laws and other legal requirements, business considerations, and other factors. The Repurchase Program does not require the Company to repurchase a certain amount of shares and does not have a fixed expiration date and may be suspended, discontinued, or terminated at any time. Under the Repurchase Program, the Company may conduct Share Repurchases in accordance with all applicable securities laws and regulations, including Rule 10b5-1 and Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No assurance can be given that any particular number of shares of common stock will be repurchased.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated June 24, 2026, issued by Daktronics, Inc. regarding fourth quarter and fiscal year 2026 results.
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

The information contained in Items 2.02, 7.01, 8.01, and 9.01 of this Report, including the Release, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liability under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such a filing, except as shall be expressly set forth by specific reference in such a filing.

The information in Items 2.02, 7.01, 8.01, and 9.01 of this report and the exhibit hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the Safe Harbor Statement at the end of the attached press release and various disclosures by the Company in its press releases, investor materials, stockholder reports, and filings with the SEC for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Howard I. Atkins
Howard I. Atkins
Acting Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: June 24, 2026